Loss per share (Tables)	12 Months Ended
Dec. 31, 2022
Loss per share
Schedule of basic and diluted net loss per share

	Year ended December 31,
	2020	2021	2022
	RMB	RMB	RMB
Numerator:
Net loss attributable to ECARX Holdings Inc.	(439,659)	(1,180,921)	(1,540,015)
Accretion of Redeemable Convertible Preferred Shares	(101,286)	(243,564)	(354,878)
Numerator for basic and diluted net loss per share calculation	(540,945)	(1,424,485)	(1,894,893)

Denominator:
Weighted average number of ordinary shares – basic and diluted	238,591,421	236,691,093	239,296,386
Net loss per share attributable to ordinary shareholders
— Basic and diluted	(2.27)	(6.02)	(7.92)

Schedule of potential dilutive instruments that have not been included in the calculation of diluted loss per share as their inclusion would be anti-dilutive

	Year ended December 31,
	2020	2021	2022
Redeemable convertible preferred shares	26,841,535	90,724,289	—
Warrants	6,016,207	—	23,871,971